Exhibit 23.1








                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
The South Financial Group, Inc.:


We consent to the use of our report incorporated herein by reference.


                                    /s/ KPMG  LLP
                                    KPMG LLP


Greenville, South Carolina
November 1, 2000